SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 21, 2004


                              INVACARE CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                                      OHIO
                                      ----
                 (State or Other Jurisdiction of Incorporation)


            0-12938                                  95-2680965
      -------------------                       -------------------
     (Commission File No.)                (IRS Employer Identification No.)


               One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
              ----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (440) 329-6000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operation and Financial Condition.

          On October 21, 2004, Invacare Corporation issued a press release announcing results for the quarter ended September 30, 2004. The press release is furnished herewith as Exhibit 99.1.

          The attached press release contains non-GAAP measures. The company has provided a reconciliation of the non-GAAP measures to the most directly comparable GAAP measure in the press release.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Invacare Corporation

                                        By: /s/ Gregory C. Thompson
                                        ---------------------------
                                        Gregory C. Thompson
                                        Senior Vice President and
                                        Chief Financial Officer



Date:  October 21,  2004